“Focused manufacturer of engineered lifting equipment” Manitex International, Inc. (NASDAQ:MNTX) Conference Call Full Year and Fourth Quarter 2015 March 10th, 2016 Exhibit 99.2

Forward Looking Statements & Non GAAP Measures “Focused manufacturer of engineered lifting equipment” Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Full Year and Fourth Quarter 2015 Earnings Release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

Summary “Focused manufacturer of engineered lifting equipment” Our objectives moving into 2016 Cost reduction program to include plant consolidations Continue program of strategic rationalization to drive growth in highest margin products and operating units Cash generation to continue debt reduction by a similar amount as in 2015 Implementation and execution of integration of PM strategy Expand ASV through new distribution

“Focused manufacturer of engineered lifting equipment” Commercial Overview Q4 market conditions. Oil and gas demand very low adversely impacting yoy comparisons for core crane products. North American general construction demand slower in the quarter and increasingly price competitive. Straight mast market finished the full year down at levels comparable to 2008/09. Knuckle boom crane market in contrast growing in absolute terms and in certain geographies eg North America. European and international markets modest improvement together with benefit from more competitive Euro. Strong US dollar impacting translation of sales / profit as well as adversely impacting demand eg in Canada. Significant activity and interest related to our new acquisition products PM sales strength in Q4-2015 in Middle East, and Europe. Assembly / manufacturing project at our Georgetown TX facility proceeding to plan ASV controlled distribution channels gaining momentum. Full range of product (skid steer and compact track loaders) in place. ASV branded product 20% of machine Q4 shipments (up 89% v Q3) and ASV controlled approximately 41% of revenue distribution (excluding parts) in 2015. New ASV dealer sign-ups at approximately 100 locations, plan to double by 12/31/2016. 12/31/15 Backlog of $82.5 million (12/31/14, $98.2 million; 9/30/15, $85.6 million): Broad based order book: ASV 13%, PM 22% Manitex 65%. Military orders for Q1-2016 shipments included. Backlog at 1/31/2016 increased to $98.5 million.

Continuing Operations Adjusted Results Key Figures – Annual* “Focused manufacturer of engineered lifting equipment” USD thousands 2015* 2014* Net sales $386,737 $247,164 % change in 2015 to prior period 56.5% Gross profit 71,676 47,471 Gross margin % 18.5% 19.2% Operating expenses 57,983 29,641 Adjusted Net Income 612 9,825 Adjusted Earnings per share $0.04 $0.71 Adjusted Ebitda 25,775 22,018 Adjusted Ebitda % of Sales 6.7% 8.9% Working capital 82,664 85,896 Total debt 175.9 216.9 Backlog 82,522 98,158 % change in 2015 to prior period (15.9%) * As adjusted. See reconciliation to US GAAP on appendix

Continuing Operations Adjusted Results Key Figures - Quarterly “Focused manufacturer of engineered lifting equipment” USD thousands Q4-2015* Q4-2014* Q3-2015* Net sales $93,491 $62,299 $91,691 % change in Q4-2015 to prior period 50.1% 2.0% Gross profit 16,255 12,305 17,395 Gross margin % 17.4% 19.8% 19.0% Adjusted Net (Loss) Income (1,714) 2,269 (45) Earnings Per Share ($0.11) $0.16 $0.00 Adjusted Ebitda 3,571 5,680 8,091 Adjusted Ebitda % of Sales 3.8% 9.1% 7.7% *As adjusted. See reconciliation to US GAAP on appendix

“Focused manufacturer of engineered lifting equipment” 2015 Operating Performance $m FY 2015 Q4 2014 sales $247.2 $62.3 Currency translation (13.8) (2.9) Sales from acquisitions (net of currency effect) 202.9 50.8 Volume (49.6) (16.7) 2015 sales $386.7 $93.5 $m FY 2015 Q4 2014 Net income from continuing operations as adjusted $9.8 $2.3 Increase in gross margin from sales 24.2 4.0 Operating expenses from acquisitions (32.0) (7.9) Other operating expenses 3.7 0.2 Interest expense (10.4) (2.9) Other income (expense) 0.9 0.2 Tax & other 4.4 2.4 2015 Adjusted net income (loss) from continuing operations $0.6 ($1.7)

Working Capital “Focused manufacturer of engineered lifting equipment” $000 December 31, 2015 December 31, 2014 Working Capital $82,664 $85,896 Days sales outstanding (DSO) 62 86 Days payable outstanding (DPO) 72 62 Inventory turns 2.6 2.2 Current ratio 1.7 2.0 Operating working capital 120,520 115,065 Operating working capital % of annualized last quarters sales (LQS) 32.2% 46.2% Operating working capital improved % to LQS. Working capital ratios now reflect higher proportion of international activity. Current ratio would be 2.0 at December 2015 adjusting for PM working capital facilities of $16.1m that are transactional and therefore current, (compared to North American term lines of credit that are long term).

“Focused manufacturer of engineered lifting equipment” Debt USD millions PM ASV Manitex & CVS Total Increase / (decrease) during Q4-2015 12/31/15 12/31/15 12/31/15 12/31/15 Working capital borrowings 16.1 12.4 39.5 68.0 (10.1) Bank term debt 33.0 38.0 2.2 73.2 (8.3) Capital leases - - 6.8* 6.8 (0.1) Convertible notes - - 21.2 21.2 0.1 Other notes - - 6.7 6.7 (1.3) $49.1 $50.4 $76.4 $175.9 $(19.7) Note: Non-recourse to Manitex International Inc. $49.1 $50.4 $7.9 $107.4 Availability on working capital lines plus cash $36.9 * Capital leases increased $3.6 million in Q3-2015 from renewal & extension of Georgetown TX facility lease

“Focused manufacturer of engineered lifting equipment” $000 December 31, 2015 December 31, 2014 Total Cash $8,578 $4,368 Total Debt 175,868 110,510 Total Equity 130,300 128,006 Net capitalization $297,590 $234,148 Net debt / capitalization 56.2% 45.3% Adjusted EBITDA $25,775 $22,018 Debt to adjusted EBITDA ratio 6.8 5.0 Net debt at 12/31/2015 of $167.3 million. Repayments of term debt of $8.3m in Q4-2015 and $20.2 million full year. Cash and availability under working capital lines of $36.9 million. Cash provided by operating activities in three months ended December 31 2015 was $3.3 million, and $25.3 million for 2015, adjusting for ASV conversion tax payment. Debt & Liquidity Net capitalization is the sum of debt plus equity minus cash Net debt is total debt less cash

APPENDIX “Focused manufacturer of engineered lifting equipment” Reconciliation of GAAP Net Income to Adjusted net (Loss) Income and adjusted EPS Reconciliation of GAAP Operating Income to Adjusted EBITDA (in thousands)

APPENDIX Acquisition transaction and Restructuring and Related Expense “Focused manufacturer of engineered lifting equipment”